                                                                    Exhibit 99.1


                                    AGREEMENT

         This Agreement, dated as of September 30, 2001, is entered into among SWS Securities, Inc., a Delaware corporation (the "BUYER"), James P. Stephenson (the "TRUSTEE"), solely in his capacity as trustee for the liquidation of the business of MJK Clearing, Inc., a Minnesota corporation (the "DEBTOR"), and the Securities Investor Protection Corporation, a non-profit membership corporation ("SIPC") created by the Securities Investor Protection Act of 1970, as amended, 15 U.S.C. Section 78aaa ("SIPA").

                                    RECITALS

         A. Pursuant to an application filed by SIPC on September 27, 2001 (the "FILING DATE"), a protective decree (the "PROTECTIVE DECREE") was entered by the United States District Court for the District of Minnesota (the "DISTRICT COURT"), in accordance with 15 U.S.C. Section 78eee(b)(1) adjudging and decreeing that the customers of the Debtor are in need of the protection afforded them under SIPA (the "LIQUIDATION PROCEEDING").

         B. Pursuant to the Protective Decree, James P. Stephenson has been appointed as Trustee for the liquidation of the business of the Debtor in the Liquidation Proceeding, has duly qualified as the Trustee, and has been acting in that capacity since his appointment on September 27, 2001.

         C. On September 27, 2001, the Liquidation Proceeding was removed from the District Court to the United States Bankruptcy Court for the District of Minnesota (the "BANKRUPTCY COURT") pursuant to 15 U.S.C. Section 78eee(b)(4).

         D. As part of the Liquidation Proceeding and pursuant to the authority granted to the Trustee under 15 U.S.C. Section 78fff-2(f) to sell, transfer, and assign customer accounts of the Debtor, the Trustee desires to sell, transfer, and assign to the Buyer, and the Buyer desires to purchase and assume, certain of the customer accounts of the Debtor as more particularly set forth herein, and, incident thereto, the Buyer has agreed to cooperate with customers in order to facilitate as quickly as possible access to their respective accounts.

         E. The Trustee deems such sale, transfer, and assignment to be in the best interests of the Debtor's estate, customers, and creditors, in that the same will facilitate the prompt disposition of customer claims and the orderly liquidation of the Debtor, will result in reduced costs of administration, will provide funds to the estate of the Debtor and will enable customers of the Debtor to exercise control over their accounts at as early a date as possible.

         F. SIPC has given its approval to such sale, transfer, and assignment, and SIPC is willing to guarantee certain obligations of the Trustee hereunder.

                                    AGREEMENT

         Now, therefore, the parties hereby agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

         "ASSIGNED ACCOUNTS" means all customer accounts of the Debtor except:

                  (a) all accounts of directors and officers of the Debtor, shareholders of the Debtor having any beneficial ownership of five percent or more of the securities of the Debtor, and other persons having the power to exercise controlling influence over the Debtor;

                  (b) all accounts with respect to subordinated debt;

                  (c) all accounts of brokers, dealers, or banks (other than brokers, dealers, and banks listed in Schedule 1.1);

                  (d) any accounts that are unsecured or partially secured or not margined in accordance with New York Stock Exchange requirements based upon the values of securities held in such account as of the Delivery Date or are identified as such after the Delivery Date; and

                  (e) any other accounts not covered by SIPA protection under 15 U.S.C. Section 78fff-3(a).

         "DELIVERY DATE" means the first business day following the date of the Order (as defined Section 4).

         2. Sale, Transfer, and Assignment of Assigned Accounts.

                  (a) On the Delivery Date, but subject to the terms and conditions of this Agreement, the Trustee shall sell, transfer, and assign to the Buyer, effective as of the opening of business on the Delivery Date, all of the Assigned Accounts, which shall consist of all account records (or copies or electronic versions thereof, as determined by the Trustee) and all securities and funds in such accounts as reflected in the books and records of the Debtor as of the close of business on the Filing Date (as limited by Section 2(f)) or which may thereafter be determined to be the property of such accounts. In connection with the transfer of Assigned Accounts for customers of the introducing broker-dealers affiliated with the Debtor, simultaneously with the execution and delivery of this Agreement, the Buyer is entering into new clearing agreements with such broker-dealers. In connection with the transfer of Assigned Accounts for customers of introducing broker-dealers not affiliated with the Debtor, on the Delivery Date the

         Trustee will assign to the Buyer all of its right, title, and interest in the clearing agreements listed on Schedule 2.1 hereto.

                  (b) The Buyer shall accept delivery of each Assigned Account transferred to it pursuant to Section 2(a), and, with respect to each such Assigned Account, shall:

                           (i) upon and against delivery of such Assigned
                  Account, pay to or upon the order of the Trustee any debit balance in any such Assigned Account to the extent such debit balance is reflected in the Debtor's records of such Assigned Account as of the close of business on the Filing Date;

                           (ii) upon and against delivery of such Assigned
                  Account, deliver to or upon the order of the Trustee each short position in such Assigned Account to the extent such short position is reflected in the Debtor's records of such Assigned Account as of the close of business on the Filing Date; and

                           (iii) from and after the Delivery Date, assume full
                  responsibility for and discharge the obligations of the Trustee to the customer of such Assigned Account for any credit balance or long position in such Assigned Account to the extent such credit balance or long position is reflected in the Debtor's records of such Assigned Account as of the close of business on the Filing Date.

         The foregoing notwithstanding, the Buyer shall not have liability or obligation with respect to the Assigned Accounts for any claim arising out of any act, transaction, or omission that predates the Delivery Date and for which the Buyer is not indemnified by the Trustee hereunder.

                  (c) The Buyer shall bear all clearing and depository charges, administrative fees and expenses, and data processing costs that may be charged to or incurred by the Buyer arising on or after the Delivery Date in connection with the transfer of the Assigned Accounts, and all securities and funds relating thereto to the Buyer pursuant to this Agreement, but not any costs or expenses incurred by the Trustee or the Debtor in connection therewith.

                  (d) As promptly as practicable in the Buyer's judgment, the Buyer (at its expense) shall generate or cause to be generated a notice, in a form to be prepared by the Buyer and approved by SIPC and the Trustee (such approval not to be unreasonably withheld or delayed), which notice shall contain:

                           (i) the new account number, if any, assigned by the
                  Buyer, and

                           (ii) the name of the Assigned Account as listed by
                  the Buyer,

         and shall deliver or cause to be delivered such notice by mail to all customers of the Debtor with respect to Assigned Accounts whose names and addresses appear in the records of the Debtor as of the close of business on the Filing Date. If, in order to expedite communications with customers, the Buyer uses any forms containing the name of the Debtor, then, to the extent practicable, each such form shall be accompanied by a notice from the Buyer to the effect that such customer's account has been assigned to the Buyer.

                  (e) The Buyer shall not, directly or indirectly, charge, assess, or pass on any costs in connection with this Agreement to the Assigned Accounts; provided, however, that this Section 2(e) shall not prohibit the Buyer from charging customers its customary amounts for processing customer transactions or carrying customer accounts from and after the Delivery Date.

                  (f) Except as otherwise expressly provided in Schedule 1.1 with respect to certain accounts, to the extent that securities and funds in any Assigned Account, as reflected in the books and records of the Debtor as of the close of business on the Filing Date, exceed the limits of protection set forth in 15 U.S.C. Section 78fff-3, the Buyer will only accept that portion, if any, of the securities and funds in such account as does not exceed such limits. In that event, with respect to the securities positions in such account, the Trustee and the Buyer will mutually decide which of such securities not exceeding those limits the Buyer agrees to accept. If no such agreement can be reached, the Buyer agrees to accept, on a pro rata basis, a portion of each position in such account so that the aggregate value of all securities accepted by the Buyer for that account will be less than or equal to such limits. This provision will apply to those accounts that are known on the Delivery Date to exceed such limits and to those accounts that after the Delivery Date are discovered to have exceeded such limits, or are claimed by any customer to exceed such limits, whether or not the books and records of the Debtor as to such accounts reflected such excess.

                  (g) Any account delivered that does not qualify, on the Delivery Date or within 30 days thereafter, as an Assigned Account within the meaning of that term as set forth in Section 1 shall, within 30 days, be returned to the Trustee, in which case the Trustee shall remit to the Buyer any amounts paid or securities delivered to the Trustee by the Buyer in respect of any such account pursuant to Section 2(b).

         3. Certain Transition Matters.

                  (a) In order to expedite the resumption of clearing for the Assigned Accounts, the Buyer intends to conduct its clearing operations for the Assigned Accounts during a transition period of up to three months (the "TRANSITION PERIOD") using the systems of the Debtor (at the Buyer's expense).

                  (b) The Buyer may, but is not obligated to, offer employment on a temporary basis to personnel heretofore employed by the Debtor in its clearing operations whose services may become needed by the Debtor during the Transition Period. The Trustee will endeavor in good faith to facilitate any such temporary employment by the Buyer. In no event shall the Buyer be or become liable for or assume any liability of the Debtor with respect to the employment of persons by the Debtor prior to the Delivery Date.

                  (c) If any property of the Debtor heretofore utilized in the conduct of its clearing operations is required by the Buyer in the conduct of clearing operations of the Debtor during the Transition Period and such property is available to the Trustee, the Trustee will make such property available to the Buyer for its use, provided that the Buyer pays, or reimburses the Trustee for payment of, the necessary and normal expenses incurred in connection with the use thereof.

                  (d) If any property or service heretofore provided to the Debtor in the conduct of its clearing operations by a vendor under a contract between the Debtor and the vendor is required by the Buyer in the conduct of clearing operations on the premises of Debtor during the Transition Period, the Trustee will assign all of its right, title and interest in any such contract to the Buyer if so requested by Buyer.

         4. Approval of the Bankruptcy Court. Prior to the Delivery Date, the Trustee shall obtain an order of the Bankruptcy Court (the "ORDER") approving this Agreement and the transactions contemplated hereby. The obligations of the parties hereunder shall be conditioned upon the issuance of the Order.

         5. Indemnification by Trustee.

                  (a) The Trustee shall indemnify the Buyer against:

                  (i) any loss arising out of any irregularity, impropriety, error, or omission in the amount of any debit or credit balance or any long or short position in the account records of the Debtor as of the close of business on the Filing Date or as provided by the Trustee to the Buyer after the Delivery Date, except for account differences of $100 or less per Assigned Account (which shall be borne by the Buyer as provided in Section 5(c)); and

                           (ii) any loss arising out of the failure of the
                  Trustee to deliver any cash credit balance or securities long position owed in respect of any Assigned Account as reflected in the account records of such Assigned Account as of the close of business on the Filing Date and any cash balance due or security position owed with respect to transactions for the account of the Trustee.

                  (b) It is understood and agreed that the foregoing indemnification by the Trustee:

                           (i) shall not exceed the limits of protection set
                  forth in 15 U.S.C. Section 78fff-3;

                           (ii) shall not be available for the protection of an
                  Assigned Account if the Trustee has not received written notice of the difference in such Assigned Account attributable to any such deficiency, irregularity, impropriety, error, omission, or failure of the Trustee to deliver any cash credit balance or securities long position therein within six months following the date of publication of the notice required by 15 U.S.C. Sections 78fff-2(a)(1) and (3); and

                           (iii) shall require the Trustee to pay over to the
                  Buyer any funds received in this connection pursuant to
                  Section 6.

                  (c) The obligations of the Trustee to indemnify the Buyer as provided above shall, with respect to any Assigned Account or position therein as to which there is a dispute between the Buyer and the customer, be conditioned upon the immediate return to the Trustee by the Buyer, if the Trustee so desires and upon the Trustee's demand therefor, of such Assigned Account or the disputed position therein for which indemnification is sought, subject to the Buyer's right to protect its interest in such Assigned Account with respect to transactions therein settled or unsettled or deliveries of cash or securities to such customer subsequent to the Delivery Date. Prior to the return by the Buyer of any such Assigned Account or position therein, the Buyer and the Trustee shall attempt to settle the dispute with the customer informally, with notice to SIPC. Where a claimed account difference in an Assigned Account is $100 or less, the Buyer shall pay such difference without any right to indemnification by the Trustee. If the claimed difference is more than $100, the Buyer shall be entitled to indemnification by the Trustee for the full amount of such difference.

                  (d) Notwithstanding anything to the contrary herein, and subject to the proviso to Section 6, the Buyer shall look solely to the guarantee and security provided by SIPC pursuant to Section 6 for the satisfaction of the obligations of the Trustee under this Section 5.

         6. Guarantees by SIPC; Limitation On Liability. Pursuant to the provisions of 15 U.S.C. Section 78fff-2(f), the funds of SIPC will be made available to guarantee and secure the indemnification and other obligations undertaken by the Trustee under this Agreement with respect to Assigned Accounts; provided, however, that such indemnification shall not extend to losses that are the result of any act of dishonesty or fraud by the Trustee for which the Trustee would be personally surcharged pursuant to the provisions of SIPA or the United States Bankruptcy Code. THE TRUSTEE IS ENTERING INTO THIS AGREEMENT SOLELY IN HIS CAPACITY AS TRUSTEE, AND HE SHALL HAVE NO PERSONAL RESPONSIBILITY OR LIABILITY UNDER ANY PROVISION OF THE AGREEMENT, EXCEPT WITH RESPECT TO ANY ACTS OF FRAUD OR DISHONESTY.

         7. Indemnification by the Buyer. Upon receipt of notice from the Trustee, the Buyer shall return immediately to the Trustee all cash credit balances or securities long positions that were credited in error to an Assigned Account and delivered to the Buyer on the Delivery Date, provided that the Buyer is in possession of such erroneously delivered cash balances or securities upon receipt of such notice and subject to the Buyer's right to protect its interest in such Assigned Account with respect to transactions therein settled or unsettled and with respect to deliveries of cash or securities to the respective customer subsequent to the Delivery Date. The Buyer shall indemnify the Trustee against all liability resulting from the failure of the Buyer to return such cash credit balances or securities long positions as provided in the foregoing sentence and against all liability arising out of any act or omission relating to any Assigned Account on or after the Delivery Date.

         8. Buyer's Acknowledgment. The Buyer acknowledges that it is engaged in the securities business, understands the risks presented by the transactions contemplated hereby, has been afforded the opportunity to review such financial information, documents, records, and other materials of the Debtor as it has requested, and has been afforded the opportunity to ask questions and receive answers from the management of the Debtor concerning the assets, liabilities, and operations of the Debtor and to obtain additional information as it may reasonably require in connection herewith.

         9. Transactions for the Trustee's Account. With respect to any physical securities or depository security positions that the Trustee does not deliver to the Buyer so that the Buyer has in hand on the Delivery Date those securities that reflect or satisfy the security positions set forth in the records of the Assigned Accounts, with the result that the Buyer has a short position or charges relating directly or indirectly to such short position with respect to such Assigned Accounts, the Buyer shall purchase such securities as will cover such short position and other charges, first from the Trustee and then on the open market, and the Trustee will settle such purchases and charges by the payment to the Buyer of the actual purchase price of such securities on the settlement date or the amount of such charges when due. The Buyer will commence such purchases only after having afforded Trustee a reasonable period of time to cover such short positions with the Buyer. The Buyer is aware that Trustee may encounter delays in covering such positions due to circumstances beyond the control of the Trustee. The Buyer and Trustee shall negotiate in good faith to resolve these situations.

         10. Buyer's Cooperation in Regards to the Transfer of Customer Accounts. The Buyer agrees it will not impose any charge or seek reimbursement of any expenses from any customers that request to be transferred from the Buyer to another firm for a period of three months following the transfer to the Buyer of the accounts.

         11. Miscellaneous.

                  (a) This Agreement shall be governed by the laws of the State of Minnesota and the applicable provisions of SIPA and the United States Bankruptcy Code, and the Bankruptcy Court shall have the sole and exclusive jurisdiction of all disputes arising under, in connection with, or related to this Agreement. The parties consent to the resolution of any claim hereunder in the Bankruptcy Court pursuant to the Bankruptcy Court's core jurisdiction.

                  (b) Section headings contained herein are for convenience of reference only and shall not limit or affect the meaning of any provision hereof.

                  (c) This Agreement constitutes the entire agreement and understanding among the parties and supersedes any prior negotiations, agreements, or understandings among the parties relating to the subject matter hereof.

                  (d) This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                  (e) The invalidity, illegality, or unenforceability of any provision of this Agreement shall not, in any manner, affect, impair, invalidate, or render unenforceable the remaining provisions of this Agreement, which shall continue in full force and effect; provided, however, that the Buyer shall have no obligations under Section 7 if the Trustee's obligations under Section 2 shall be determined by the Bankruptcy Court to be invalid, illegal, or unenforceable.

                  (f) Subject to the provisions of the United States Bankruptcy Code, no remedy or right available to, herein conferred upon, or reserved to any party hereto is intended to exclude any other remedy or right, but every such remedy or right shall be cumulative and in addition to any other remedy or right given hereunder or now or hereafter existing. No delay or omission to exercise any remedy or right arising as the result of any default shall impair any such remedy or right nor shall the same be construed as a waiver of or consent to any such default nor shall it affect any subsequent default.

                  (g) None of the terms and conditions of this Agreement shall be modified, terminated, or waived except pursuant to a written instrument executed by all parties hereto. No modification, termination or waiver shall affect the right of any party to enforce any claim or right which accrued prior to the date of such modification, termination, or waiver unless otherwise specifically stated in writing.

                  (h) Any notice required to be given hereunder to any party hereto shall be in writing delivered in person or sent by certified mail, postage prepaid, return receipt requested, to such party at the address of such party designated below or at such other address as such party may in the future designate by notice to all other parties given in conformity with the foregoing and shall be deemed to have been given when personally delivered or three business days after deposit in the United States mail. Until changed, the addresses of the parties shall be as follows:

         Trustee:          James P. Stephenson, Trustee
                           Faegre & Benson LLP
                           2200 Wells Fargo Center
                           90 South Seventh Street
                           Minneapolis, Minnesota 55402

         Buyer:            SWS Securities, Inc.
                           1201 Elm Street, Suite 3500
                           Dallas, Texas 75270
                           Attention: Chief Executive Officer

         SIPC:             Securities Investor Protection Corporation
                           805 Fifteenth Street, N.W., Suite 800
                           Washington, D.C. 20005-2207
                           Attention: Stephen P. Harbeck, General Counsel

                  (i) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, permitted assigns, and legal representatives. No party hereto may assign any of its rights or delegate any of its obligations hereunder without the written consent of all other parties hereto.

                  (j) The parties shall execute such other and further documents as may be necessary to effectuate the objects and purposes of this Agreement.

                  (k) Nothing herein shall be construed or deemed to constitute any of the parties hereto as a joint venturer or partner of any one or more of the other parties hereto.

                  (l) The transactions to be consummated on the Delivery Date shall be so consummated at a closing to be held at such place and date as shall be mutually agreed upon by the parties hereto.



                            [Signature page follows]

         In witness whereof, the parties have caused this Agreement to be executed on the date first written above.

                                       /s/ JAMES P. STEPHENSON
                                       -----------------------------------------
                                       James P. Stephenson, solely in his
                                       capacity as Trustee for the
                                       liquidation of the business of MJK
                                       Clearing, Inc.


                                       SWS SECURITIES, INC.



                                       By: /s/ DAVID GLATSTEIN
                                          --------------------------------------
                                       Name:  David Glatstein
                                       Title: Chief Executive Officer


                                       SECURITIES INVESTOR PROTECTION
                                          CORPORATION


                                       By: /s/ STEPHEN P. HARBECK
                                          --------------------------------------
                                       Name:  Stephen P. Harbeck
                                       Title: General Counsel and Secretary

                                                                  EXECUTION COPY

                                  SCHEDULE 1.1

                                Certain Accounts

         This Schedule 1.1 provides for securities and funds in certain Assigned Accounts to be transferred by the Trustee to the Buyer notwithstanding the limitation contained in Section 2(f) of the Agreement. Any securities and funds in an Assigned Account to be transferred in accordance with this Schedule 1.1 shall be in addition to the securities and funds, if any, in such Assigned Account otherwise to be transferred pursuant to Section 2(f).

         This Schedule 1.1 applies only to (i) accounts listed in this Schedule
1.1 as accounts of persons that exceed the limits of protection set forth in 15 U.S.C. Section 78fff-3, and (ii) accounts listed in this Schedule 1.1 as accounts of brokers, dealers, or banks.

         In addition to the securities and funds, if any, in any such Assigned Account otherwise to be transferred pursuant to Section 2(f), the Trustee shall transfer 90% percent of the net equity in such account based upon the value of the securities and funds in such account as of the Filing Date, provided that the securities and funds so transferred plus the securities and funds, if any, otherwise transferred pursuant to Section 2(f) of the Agreement, does not exceed 100% of the net equity in such account based upon the value of the securities and funds in such account as of the Filing Date. The Buyer shall accept, on a pro rata basis, a portion of each position in each account so that the aggregate value of all securities and funds accepted by the Buyer for such account pursuant to this Schedule 1.1 shall be equal to 90% percent of the net equity in such account. To the extent an account holder provides the Trustee with cash, cash equivalents, or other collateral acceptable to the Trustee, the Trustee shall release additional equity from that account pursuant to the procedure described in the preceding sentence.

         Accounts of Persons That Exceed the Limits of Protection Set Forth in 15 U.S.C. Section 78fff-3

NOTE: NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THE AGREEMENT OR IN THE FOREGOING PROVISIONS OF THIS SCHEDULE 1.1, IF ANY OF THE ACCOUNTS LISTED BELOW THIS HEADING ARE ACCOUNTS DESCRIBED IN CLAUSES (a) OR (d) OF THE DEFINITION OF ASSIGNED ACCOUNTS IN SECTION 1 OF THE AGREEMENT, SUCH ACCOUNTS WILL NOT BE ASSIGNED AND THE INCLUSION OF ANY SUCH ACCOUNT IN THE LIST BELOW THIS HEADING SHALL BE DISREGARDED AND SHALL BE OF NO FORCE AND EFFECT